Exhibit 21

                           SUBSIDIARIES OF THE COMPANY
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                                                              STATE OF INCORPORATION OR
SUBSIDIARY                                                    FORMATION
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Acadiana Mall of Delaware, LLC                                Delaware
Acadiana Outparcel, LLC                                       Delaware
Akron Mall Land, LLC                                          Delaware
Alamance Crossing, LLC                                        North Carolina
APWM, LLC                                                     Georgia
Arbor Place GP, Inc.                                          Georgia
Arbor Place II, LLC                                           Delaware
Arbor Place Limited Partnership                               Georgia
Asheville, LLC                                                North Carolina
BJ/Portland Limited Partnership                               Maine
Bonita Lakes Mall Limited Partnership                         Mississippi
Brookfield Square Joint Venture                               Ohio
Brookfield Square Parcel, LLC                                 Wisconsin
Burnsville Minnesota II, LLC                                  Minnesota
Burnsville Minnesota, LLC                                     Minnesota
C.H. of Akron II, LLC                                         Delaware
C.H. of Akron, LLC                                            Delaware
Cadillac Associates Limited Partnership                       Tennessee
Capital Crossing Limited Partnership                          North Carolina
Cary Venture Limited Partnership                              Delaware
CBL & Associates Limited Partnership                          Delaware
CBL & Associates Management, Inc.                             Delaware
CBL Holdings I, Inc.                                          Delaware
CBL Holdings II, Inc.                                         Delaware
CBL Jarnigan Road, LLC                                        Delaware
CBL Morristown, LTD.                                          Tennessee
CBL Old Hickory Mall, Inc.                                    Tennessee
CBL Terrace Limited Partnership                               Tennessee
CBL Triangle Town Member, LLC                                 North Carolina
CBL/34th Street St. Petersburg Limited Partnership            Florida
CBL/BFW Kiosks, LLC                                           Delaware
CBL/Brookfield I, LLC                                         Delaware
CBL/Brookfield II, LLC                                        Delaware
CBL/Cary I, LLC                                               Delaware
CBL/Cary II, LLC                                              Delaware
CBL/Cherryvale I, LLC                                         Delaware
CBL/Citadel I, LLC                                            Delaware
CBL/Citadel II, LLC                                           Delaware
CBL/Columbia I, LLC                                           Delaware
CBL/Columbia II, LLC                                          Delaware
CBL/Columbia Place, LLC                                       Delaware



                                       1
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                                                              STATE OF INCORPORATION OR
SUBSIDIARY                                                    FORMATION
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CBL/Eastgate I, LLC                                           Delaware
CBL/Eastgate II, LLC                                          Delaware
CBL/Eastgate Mall, LLC                                        Delaware
CBL/Fayette I, LLC                                            Delaware
CBL/Fayette II, LLC                                           Delaware
CBL/Foothills Plaza Partnership                               Tennessee
CBL/GP Cary, Inc.                                             North Carolina
CBL/GP I, Inc.                                                Tennessee
CBL/GP II, Inc.                                               Wyoming
CBL/GP III, Inc.                                              Mississippi
CBL/GP V, Inc.                                                Tennessee
CBL/GP VI, Inc.                                               Tennessee
CBL/GP, Inc.                                                  Wyoming
CBL/Gulf Coast, LLC                                           Florida
CBL/High Pointe GP, LLC                                       Delaware
CBL/High Pointe, LLC                                          Delaware
CBL/Huntsville, LLC                                           Delaware
CBL/Imperial Valley GP, LLC                                   California
CBL/J I, LLC                                                  Delaware
CBL/J II, LLC                                                 Delaware
CBL/Jefferson I, LLC                                          Delaware
CBL/Jefferson II, LLC                                         Delaware
CBL/Kentucky Oaks, LLC                                        Delaware
CBL/Laurel Park Member, LLC                                   Delaware
CBL/Low Limited Partnership                                   Wyoming
CBL/Madison I, LLC                                            Delaware
CBL/Madison I, LLC                                            Delaware
CBL/Midland I, LLC                                            Delaware
CBL/Midland II, LLC                                           Delaware
CBL/Monroeville Expansion I, LLC                              Pennsylvania
CBL/Monroeville Expansion II, LLC                             Pennsylvania
CBL/Monroeville Expansion III, LLC                            Pennsylvania
CBL/Monroeville Expansion Partner, L.P.                       Pennsylvania
CBL/Monroeville Expansion, L.P.                               Pennsylvania
CBL/Monroeville I, LLC                                        Delaware
CBL/Monroeville II, LLC                                       Pennsylvania
CBL/Monroeville III, LLC                                      Pennsylvania
CBL/Monroeville Partner, L.P.                                 Pennsylvania
CBL/Monroeville, L.P.                                         Pennsylvania
CBL/MSC II, LLC                                               South Carolina
CBL/MSC, LLC                                                  South Carolina


                                       2
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                                                              STATE OF INCORPORATION OR
SUBSIDIARY                                                    FORMATION
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CBL/Nashua Limited Partnership                                New Hampshire
CBL/Northwoods I, LLC                                         Delaware
CBL/Northwoods II, LLC                                        Delaware
CBL/Old Hickory I, LLC                                        Delaware
CBL/Old Hickory II, LLC                                       Delaware
CBL/Park Plaza GP, LLC                                        Arkansas
CBL/Park Plaza Mall, LLC                                      Delaware
CBL/Park Plaza, Limited Partnership                           Arkansas
CBL/Parkdale Crossing GP, LLC                                 Delaware
CBL/Parkdale Crossing, L.P.                                   Texas
CBL/Parkdale Mall GP, LLC                                     Delaware
CBL/Parkdale Mall, L.P.                                       Texas
CBL/Parkdale, LLC                                             Texas
CBL/Plantation Plaza, L.P.                                    Virginia
CBL/Regency I, LLC                                            Delaware
CBL/Regency II, LLC                                           Delaware
CBL/Richland G.P., LLC                                        Texas
CBL/Richland Mall, L.P.                                       Texas
CBL/Stroud, Inc.                                              Pennsylvania
CBL/Suburban, Inc.                                            Tennessee
CBL/Sunrise Commons GP, LLC                                   Delaware
CBL/Sunrise Commons, L.P.                                     Texas
CBL/Sunrise GP, LLC                                           Delaware
CBL/Sunrise Land, LLC                                         Texas
CBL/Sunrise Mall, L.P.                                        Texas
CBL/Sunrise XS Land, L.P.                                     Texas
CBL/Tampa Keystone Limited Partnership                        Florida
CBL/Towne Mall I, LLC                                         Delaware
CBL/Towne Mall II, LLC                                        Delaware
CBL/Uvalde, Ltd.                                              Texas
CBL/Wausau I, LLC                                             Delaware
CBL/Wausau II, LLC                                            Delaware
CBL/Wausau III, LLC                                           Delaware
CBL/Wausau IV, LLC                                            Delaware
CBL/Westmoreland Ground, LLC                                  Pennsylvania
CBL/Westmoreland I, LLC                                       Pennsylvania
CBL/Westmoreland II, LLC                                      Pennsylvania
CBL/Westmoreland, L.P.                                        Pennsylvania
CBL/Weston I, LLC                                             Delaware
CBL/Weston II, LLC                                            Delaware
CBL/York Town Center GP, LLC                                  Delaware
CBL/York Town Center, LLC                                     Delaware


                                       3
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                                                              STATE OF INCORPORATION OR
SUBSIDIARY                                                    FORMATION
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CBL/York, Inc.                                                Pennsylvania
Charleston Joint Venture                                      Ohio
Charter Oak Marketplace, LLC                                  Connecticut
Cherryvale Mall, LLC                                          Delaware
Chester Square Limited Partnership                            Virginia
Chesterfield Crossing, LLC                                    Virginia
Chicopee Marketplace II, LLC                                  Massachusetts
Chicopee Marketplace, LLC                                     Massachusetts
Citadel Mall DSG, LLC                                         South Carolina
Coastal Grand, LLC                                            Delaware
Cobblestone Village at Palm Coast, LLC                        Florida
Cobblestone Village at Royal Palm Beach, LLC                  Florida
College Station Partners, Ltd.                                Texas
Columbia Joint Venture                                        Ohio
Coolsprings Crossing Limited Partnership                      Tennessee
Cortlandt Town Center Limited Partnership                     New York
Cortlandt Town Center, Inc.                                   New York
Courtyard at Hickory Hollow Limited Partnership               Delaware
Creekwood Gateway, LLC                                        Florida
Cross Creek Mall, LLC                                         North Carolina
Crossville Associates Limited Partnership                     Tennessee
CV at North Columbus, LLC                                     Georgia
Development Options, Inc.                                     Wyoming
Development Options/Cobblestone, LLC                          Florida
Eastgate Company                                              Ohio
Eastland Mall, LLC                                            Delaware
Eastland Medical Building, LLC                                Illinois
Eastridge, LLC                                                North Carolina
ERMC II, L.P.                                                 Tennessee
ERMC III, L.P.                                                Tennessee
ERMC IV, LP                                                   Tennessee
ERMC V, L.P.                                                  Tennessee
Fashion Square - Orange Park, LLC                             Florida
Fayette Development Property, LLC                             Kentucky
Foothills Mall Associates, LP                                 Tennessee
Foothills Mall, Inc.                                          Tennessee
Frontier Mall Associates Limited Partnership                  Wyoming
Galileo Wilkes-Barre Limited Partnership                      Delaware
Galileo Wilkes-Barre Member I, LLC                            Delaware
Galileo Wilkes-Barre Member, LLC                              Delaware



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                                                              STATE OF INCORPORATION OR
SUBSIDIARY                                                    FORMATION
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Galileo Wilkes-Barre Sub, LLC                                 Delaware
Galleria Associates, L.P., The                                Tennessee
Georgia Square Associates, Ltd.                               Georgia
Georgia Square Partnership                                    Georgia
Governor's Square Company IB                                  Ohio
Governor's Square Company                                     Ohio
Greenbrier Mall, LLC                                          Delaware
Gunbarrel Commons, LLC                                        Tennessee
Hanes Mall DSG, LLC                                           North Carolina
Harford Mall Business Trust                                   Maryland
Henderson Square Limited Partnership                          North Carolina
Hickory Hollow Courtyard, Inc.                                Delaware
Hickory Hollow Mall Limited Partnership                       Delaware
Hickory Hollow Mall, Inc.                                     Delaware
Hickory Point Outparcels, LLC                                 Illinois
Hickory Point, LLC                                            Delaware
High Point Development Limited Partnership                    North Carolina
High Point Development Limited Partnership II                 North Carolina
High Pointe Commons Holding GP, LLC                           Delaware
High Pointe Commons Holding, LP                               Pennsylvania
High Pointe Commons, LP                                       Pennsylvania
Honey Creek Mall, LLC                                         Indiana
Houston Willowbrook LLC                                       Texas
Imperial Valley Commons, L.P.                                 California
Imperial Valley Mall GP, LLC                                  Delaware
Imperial Valley Mall II, L.P.                                 California
Imperial Valley Mall, L.P.                                    California
Imperial Valley Peripheral, L.P.                              California
IV Commons, LLC                                               California
IV Outparcels, LLC                                            California
Janesville Mall Limited Partnership                           Wisconsin
Janesville Wisconsin, Inc.                                    Wisconsin
Jarnigan Road II, LLC                                         Delaware
Jarnigan Road Limited Partnership                             Tennessee
Jefferson Mall Company                                        Ohio
Jefferson Mall Company II, LLC                                Delaware
JG Gulf Coast Town Center, LLC                                Ohio
JG Randolph II, LLC                                           Delaware
JG Randolph, LLC                                              Ohio
JG Saginaw II, LLC                                            Delaware
JG Saginaw, LLC                                               Ohio


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                                                              STATE OF INCORPORATION OR
SUBSIDIARY                                                    FORMATION
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JG Winston-Salem, LLC                                         Ohio
Kentucky Oaks Mall Company                                    Ohio
LaGrange Commons Limited Partnership                          New York
Lakes Mall, LLC, The                                          Michigan
Lakeshore/Sebring Limited Partnership                         Florida
Lakeview Pointe, LLC                                          Oklahoma
Landing at Arbor Place II, LLC, The                           Delaware
Laredo/MDN II Limited Partnership                             Texas
Laredo/MDN Limited Partnership                                Texas
Laurel Park Retail Holding LLC                                Michigan
Laurel Park Retail Properties LLC                             Delaware
LeaseCo., Inc.                                                New York
Lebcon Associates                                             Tennessee
Lebcon I, Ltd.                                                Tennessee
Lee Partners                                                  Tennessee
Lexington Joint Venture                                       Ohio
LHM-Utah, LLC                                                 Delaware
Madison Joint Venture                                         Ohio
Madison Plaza Associates, Ltd.                                Alabama
Madison Square Associates, Ltd.                               Alabama
Madison/East Towne, LLC                                       Delaware
Madison/West Towne, LLC                                       Delaware
Mall of South Carolina Limited Partnership                    South Carolina
Mall of South Carolina Outparcel Limited Partnership          South Carolina
Mall Shopping Center Company, L.P.                            Texas
Maryville Department Store Associates                         Tennessee
Maryville Partners, L.P.                                      Tennessee
Massard Crossing Limited Partnership                          Arkansas
MDN/Laredo GP II, LLC                                         Delaware
MDN/Laredo GP, LLC                                            Delaware
Meridian Mall Company, Inc.                                   Michigan
Meridian Mall Limited Partnership                             Michigan
Midland Venture Limited Partnership                           Michigan
Milford Marketplace, LLC                                      Connecticut
Montgomery Partners, L.P.                                     Tennessee
Mortgage Holdings II, LLC                                     Delaware
Mortgage Holdings, LLC                                        Delaware
Mortgage Holdings/Eastgate, LLC                               Delaware
NewLease Corp.                                                Tennessee
North Charleston Joint Venture                                Ohio
North Charleston Joint Venture II, LLC                        Delaware


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                                                              STATE OF INCORPORATION OR
SUBSIDIARY                                                    FORMATION
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Northpark Mall/Joplin, LLC                                    Delaware
Oak Park Mall, LLC                                            Delaware
Old Hickory Mall Venture                                      Tennessee
Old Hickory Mall Venture II, LLC                              Delaware
Panama City Mall, LLC                                         Delaware
Panama City Peripheral, LLC                                   Florida
Park Village Limited Partnership                              Florida
Parkdale Crossing GP, Inc.                                    Texas
Parkdale Crossing Limited Partnership                         Texas
Parkdale Mall Associates                                      Texas
Parkway Place Limited Partnership                             Alabama
Parkway Place, Inc.                                           Alabama
Pearland Town Center GP, LLC                                  Delaware
Pearland Town Center Limited Partnership                      Texas
Post Oak Mall Associates Limited Partnership                  Texas
PPG Venture I, LP                                             Delaware
Property Taxperts, LLC                                        Nevada
Racine Joint Venture                                          Ohio
Racine Joint Venture II, LLC                                  Delaware
RC Jacksonville, LC                                           Florida
River Ridge Mall, LLC                                         Virginia
Rivergate Mall Limited Partnership                            Delaware
Rivergate Mall, Inc.                                          Delaware
Salem Crossing Limited Partnership                            Virginia
Sand Lake Corners Limited Partnership                         Florida
Sand Lake Corners, LC                                         Florida
Seacoast Shopping Center Limited Partnership                  New Hampshire
Shoppes at Hamilton Place, LLC, The                           Tennessee
Shoppes at St. Clair Square, LLC                              Illinois
Shopping Center Finance Corp.                                 Wyoming
Shops at Pineda Ridge, LLC, The                               Florida
Southaven Towne Center, LLC                                   Mississippi
Southpark Mall, LLC                                           Virginia
Springdale/Mobile GP II, Inc.                                 Alabama
Springdale/Mobile GP, Inc.                                    Alabama
Springdale/Mobile Limited Partnership                         Alabama
Springdale/Mobile Limited Partnership II                      Alabama
Springhill/Coastal Landing, LLC                               Florida
St. Clair Square GP, Inc.                                     Illinois
St. Clair Square Limited Partnership                          Illinois
Stoney Brook Landing LLC                                      Kentucky


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                                                              STATE OF INCORPORATION OR
SUBSIDIARY                                                    FORMATION
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Stroud Mall LLC                                               Pennsylvania
Sutton Plaza GP, Inc.                                         New Jersey
Towne Mall Company                                            Ohio
Triangle Town Center, LLC                                     Delaware
Triangle Town Member, LLC                                     North Carolina
Turtle Creek Limited Partnership                              Mississippi
Twin Peaks Mall Associates, Ltd.                              Colorado
Valley View Mall, LLC                                         Virginia
Vicksburg Mall Associates, Ltd.                               Mississippi
Village at Newnan Crossing LLC, The                           Georgia
Village at Newnan Crossing, LLC, The                          Georgia
Village at Rivergate Limited Partnership                      Delaware
Village at Rivergate, Inc.                                    Delaware
Volusia Mall, LLC                                             Florida
Walnut Square Associates Limited Partnership                  Wyoming
Waterford Commons of CT II, LLC                               Delaware
Waterford Commons of CT III, LLC                              Connecticut
Waterford Commons of CT, LLC                                  Delaware
Wausau Joint Venture                                          Ohio
Westgate Crossing Limited Partnership                         South Carolina
Westgate Mall II, LLC                                         Delaware
Westgate Mall Limited Partnership                             South Carolina
Wilkes-Barre Marketplace GP, LLC                              Pennsylvania
Wilkes-Barre Marketplace I, LLC                               Pennsylvania
Wilkes-Barre Marketplace, L.P.                                Pennsylvania
Wilkes-Barre Member, LLC                                      Delaware
Willowbrook Plaza Limited Partnership                         Maine
York Galleria Limited Partnership                             Virginia
York Town Center Holding GP, LLC                              Delaware
York Town Center Holding, LP                                  Pennsylvania
York Town Center, LP                                          Pennsylvania
Yorktown Center, LLC                                          Delaware
Yorktown/Butterfield, LLC                                     Illinois
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